UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 2, 2000
                                                 ---------------


                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        0-8513                                               22-2058515
------------------------                            ----------------------------
(Commission File Number)                            (IRS Employer Identification
                                                               Number)


62 Broadway
Point Pleasant Beach, New Jersey                               08742
--------------------------------                          ----------------
(Address of principal executive                             (Zip Code)
     office)

Registrant's telephone number, including area code 732-295-0350
                                                  ---------------

                            CHEFS INTERNATIONAL, INC.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (1) On October 2, 2000, the Registrant was notified that Edward Isaacs & Company LLP had merged with McGladrey & Pullen, LLP and that Edward Isaacs & Company LLP would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

     (2) The auditor's reports from Edward Isaacs & Company LLP for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (3) The decision to engage McGladrey & Pullen, LLP was approved by the Registrant's board of directors.

     (4) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements between the Registrant and Edward Isaacs & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (5) Prior to the engagement of McGladrey & Pullen, LLP, the Registrant did not consult with such firm on any accounting, auditing or financial reporting issue.

     (6) The Registrant has requested Edward Isaacs & Company LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - October 6, 2000 letter of Edward Isaacs & Company LLP regarding statements in this Form 8-K concerning such firm.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CHEFS INTERNATIONAL, INC.
                                           -------------------------
                                                    (Registrant)

Dated: October 6, 2000
       ---------------
                                       By: /s/ Anthony Papalia
                                           ----------------------------
                                           Anthony Papalia, President

Securities Exchange Commission
Washington, DC  20549

Gentlemen:

We were previously the independent accountants for Chefs International, Inc. and on March 27, 2000 we reported on the consolidated financial statements of Chefs International, Inc. and subsidiaries as of and for the two fiscal years ended January 30, 2000. On October 2, 2000 we informed Chefs International, Inc. that we had merged with McGladrey & Pullen, LLP and we would no longer be the independent accountants of Chefs International, Inc. We have read Chefs International Inc.'s statements included under Item 4 of its Form 8-K for October 2, 2000 and we agree with such statements.

                                                 /s/ Edward Isaacs & Company LLP
                                                 -------------------------------
                                                     Edward Isaacs & Company LLP



New York, New York
October 6, 2000